                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                          ---------------------------


                        Date of Report (Date of earliest
                       event reported): January 29, 2003



                          THE ST. PAUL COMPANIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


     Minnesota                        001-10898                  41-0518860
------------------------       ------------------------      -------------------
(State of Incorporation)       (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)



385 Washington St., St. Paul, MN                             55102
-----------------------------------------                   --------
(Address of principal executive offices)                   (Zip Code)


                                 (651) 310-7911
                       ----------------------------------
                        (Registrant's telephone number,
                              including area code)




                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)






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Item 7. Fianancial Statements, Pro Forma Financial Information and Exhibits
        -------------------------------------------------------------------

Exhibit No.     Description
-----------     ------------

1.              Distribution Agreement among The St. Paul Companies,
                Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc. dated January 29, 2002.

4.1             Form of Fixed Rate Note.

4.2             Form of Floating Rate Note.

8.              Tax Opinion of Sullivan & Cromwell LLP.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             THE ST. PAUL COMPANIES, INC.




                                             By: /s/ Bruce A. Backberg
                                                 ___________________________

                                                 Bruce A. Backberg
                                                 Senior Vice President and
                                                 Corporate Secretary


Date: January 29, 2003